FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): October 29, 1999



                              TOPS APPLIANCE CITY, INC.
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     New Jersey                    0-20498                  22-3174554
    ------------------------------------------------------------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)



                 45 Brunswick Avenue, Edison, New Jersey      08818
             ----------------------------------------------------------
               (Address of principal executive office)     (Zip Code)



Registrant's telephone number, including area code:(908) 248-2850



                                       N/A
         -----------------------------------------------------------------
            (Former name or former address, if changed since last report)




Item 1.  Changes in Control of Registrant

         Not Applicable


Item 2.  Acquisition or Disposition of Assets

         Not Applicable


Item 3.  Bankruptcy or Receivership

         Not Applicable


Item 4.  Changes in Registrant's Certifying Accountant

         Not Applicable


Item 5.  Other Events

         The Registrant closed the transaction pursuant to which it sold three of its store leases to Best Buy. Attached hereto are the pro forma financials statements relating to such closing.

Item 6.  Resignations of Registrant's Directors

         Not Applicable


Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of business acquired.

                  Not Applicable

         (b)      Pro forma financial information

                  Attached


         (c)      Exhibits

                  Not Applicable

Item 8.  Change in Fiscal Year

                  Not Applicable



                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TOPS APPLIANCE CITY, INC.



                                  BY: /s/ Thomas L. Zambelli
                                     ---------------------------------
                                          THOMAS L. ZAMBELLI
                                          Executive Vice President


Dated: November 15, 1999

PRO FORMA FINANCIAL INFORMATION

The following Unaudited Pro Forma Condensed Combined Statements of Operations for the fiscal year ended December 29, 1998 and for the nine months ended September 28, 1999, and the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 28, 1999 have been prepared to illustrate the estimated effects of the sale of 3 store leases to Best Buy Co. Inc. The Unaudited Pro Forma Combined Statements of Operations were prepared as if the transaction was consummated at the beginning of the earliest fiscal year presented. The Unaudited Pro Forma Condensed Combined Balance Sheet was prepared as if the transaction was effective September 28, 1999. The Unaudited Pro Forma Condensed Combined Financial Information does not purport to project the financial position or results of operations of the Company as of any future date or period.

The Unaudited Pro Forma Condensed Combined Statements of Operations includes the historical sales and cost of sales of the Company adjusted for the effects of the transaction. The unaudited pro forma financial information should be read in conjunction with the Company's consolidated financial statements and the related notes appearing in the Company's Annual Report on Form 10-K.

                                        12 MONTHS ENDED 12/29/98
                                    -----------------------------------
                                                Elimination
                                      As        of Stores             As
                                   Reported     Sold (a)           Adjusted
                                   --------     -----------        --------

Net Sales & Service                290,359      $106,432           $183,927
Cost of Sales                      226,642        81,841            144,801
                                   -------      --------           --------
Gross Margin                        63,717        24,591             39,126

S G & A                             59,485        15,670             43,815
                                   -------      --------           --------
Income from Operations               4,232         8,921             (4,689)

Interest Expense                    (6,282)            -             (6,282)
Loss in Equity of Joint Venture       (385)            -               (385)
                                    -------     --------            --------
Income (loss) before taxes and      (2,435)        8,921            (11,356)
  extraordinary item

Income taxes                             -             -                  -
                                    -------      --------           --------
Income (loss) before
   extraordinary item               (2,435)        8,921            (11,356)

Extraordinary item - gain
 on debt extinguishment              1,309             -              1,309
                                   -------      --------            --------
Net income (loss)                  $(1,126)     $  8,921           $(10,047)
                                   =======      ========            =======
Loss per common share before
   extraordinary item              $ (0.26)                        $  (1.20)

Income per common share
   attributable to
   extraordinary item                 0.14                             0.14
                                   -------                         --------
Net loss per common share          $ (0.12)                        $  (1.06)
                                 =========                         =========
Common Shares outstanding -
  basic and diluted              9,491,593                        9,491,593
                                ==========                       ==========

                                    9 MONTHS ENDED 9/28/99
                                    -----------------------------------
                                                Elimination
                                      As        of Stores             As
                                   Reported     Sold (a)           Adjusted
                                   --------     -----------        --------

Net Sales & Service            $   214,593        $72,847        $  141,746
Cost of Sales                      166,528         56,333           110,195
                               -----------        -------         ----------
Gross Margin                        48,065         16,514            31,551

S G & A                             48,979         11,761            37,218
                               -----------        -------         ----------
Income from Operations                (914)         4,753            (5,667)

Interest Expense                    (4,574)             -            (4,574)
Loss in Equity of Joint Venture       (254)             -              (254)
                               -----------        -------         ----------
Income (loss) before taxes          (5,742)         4,753           (10,495)

Income taxes                             -              -                 -
                               -----------        -------         ----------

Net income (loss)              $    (5,742)       $ 4,753        $  (10,495)
                               ===========        =======        ==========

Net loss per common share      $     (0.38)                      $    (0.70)
                               ===========                       ==========

Common shares outstanding -     14,973,936                       14,973,936
  basic                        ===========                       ==========

                                                      AS OF 9/28/99
                                            -----------------------------------

                                             As       Adjust            As
                                          Reported    For Sale        Adjusted
                                          --------    --------        --------

ASSETS

Current Assets
   Cash & cash equivalents                $  2,526     $ 9,450 (b)   $ 11,976
   Accounts receivable, net                  3,672                      3,672
   Merchandise inventory                    36,177                     36,177
   Prepaid expenses & other current
      assets                                 1,801                      1,801
                                          --------     -------       --------

      Total Current Assets                  44,176       9,450         53,626

   Property, equipment & leasehold
      improvements, net                     28,606      (3,469) (c)    25,137
   Deferred taxes                            2,958                      2,958
   Other assets                              5,251                      5,251
                                          --------     -------       --------
      Total Assets                        $ 80,991     $ 5,981       $ 86,972
                                          ========     =======       ========

LIABILITIES & SHAREHOLDERS' EQUITY

Current Liabilities
   Short-term borrowings                    19,091                     19,091
   Accounts payable                          7,131                      7,131
   Current portion of capital lease            124                        124
   Accrued liabilities & taxes payable       1,313                      1,313
   Customer deposits                         2,864                      2,864
   Deferred taxes                            2,958                      2,958
                                          --------     -------       --------

       Total Current Liabilities            33,481        -            33,481

   Long-term debt                           20,368                     20,368
   Capital lease, net of current
     portion                                15,887                     15,887
   Deferred rent                             2,709       (493) (d)      2,216
   Other liabilities                           696                        696

Shareholders' equity                         7,850      6,474  (e)     14,324
                                          --------    -------        --------
       Total Liabilities &
          Shareholders' Equity            $ 80,991    $ 5,981        $ 86,972
                                          ========     =======       ========

Notes

a) Represents the full operation of the store sites sold. Although certain product lines will continue to be sold at replacement locations, these have not been considered in the presentation. Additionally, the effect of eliminating certain overhead and other administrative costs as a result of this sale has not been considered.

b) Represents the net cash proceeds of the transaction, after accounting for all estimated costs to be borne by the Company.

c) Represents the net book value of assets to be disposed as part of the sale of the store leases.

d) Represents elimination of the accumulated liability of scheduled rent increases at the sold sites which have been accounted for on a straight-line basis.

e) Represents the estimated net gain resulting from the transaction, after accounting for all components affecting shareholders' equity.